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                                                                   EXHIBIT 10.59

                                                                        OPTION #


                       NAVARRE CORPORATION 2004 STOCK PLAN
                   NONEMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

You have been granted an option to purchase shares of the Company, subject to the terms and conditions of the 2004 Stock Plan and the Option Agreement set forth below, as follows:

  Name of Optionee:               __________________
  Grant Date:                     April 1, 200___
  Total number of Option Shares:  6,000 Shares of Common Stock
  Exercise price per share:       $________ [Fair Market Value]
  Expiration date of option*:     April 1, 20__ [six years]

  Vesting Schedule:   First Exercisable                  Number of Option Shares
                      -----------------                  -----------------------
                       April 1, 200__ (1st anniversary)           1,200
                       April 1, 200__                             1,200
                       April 1, 20___                             1,200
                       April 1, 20___                             1,200
                       April 1, 20___                             1,200

* Subject to earlier expiration as provided below.
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                       NONQUALIFIED STOCK OPTION AGREEMENT

1        GRANT OF OPTION.
         ---------------

         Navarre Corporation, a Minnesota corporation (together with all successors thereto, the "Company"), hereby grants to the optionee named above (the "Optionee"), who is a Director of the Company and is not an employee of the Company, an option (the "Stock Option") to purchase on or prior to the expiration date specified above, subject to earlier termination as is specified herein, all or any part of the number of shares indicated above (the " Option Shares") of the Company's common stock, no par value (the "Common Stock"), at the per share option exercise price specified above (the "Exercise Price"), subject to the terms and conditions set forth in this Option Agreement (the "Agreement") and in the Navarre Corporation 2004 Stock Plan, as amended from time to time (the "Plan"). This Stock Option is not intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

2.       ACCEPTANCE.
         ----------

         Your execution of this Agreement will indicate your acceptance of and your willingness to be bound by its terms. This Agreement imposes no obligation upon you to purchase any of the Option Shares. Your obligation to purchase Option Shares can arise only upon your exercise of this Option in the manner set forth in Section 4. below. This Option may not be exercised unless you have executed and returned this Agreement to the Company.

3.       WHEN OPTION MAY BE EXERCISED.
         ----------------------------

3.1 Vesting Schedule. Subject to the terms and conditions hereof, the Option shall first become exercisable with respect to the Option Shares in the installments and on the vesting dates


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specified above (the "Vesting Schedule"). The rights to exercise this Option on the specified vesting dates shall be cumulative with respect to the Option Shares becoming exercisable on each such date but in no event shall this Option be exercisable after, and this Option shall become void and expire as to all unexercised Option Shares at, 4:00 p.m. (Minneapolis time) on the expiration date set forth above (the "Expiration Date").

3.2 Termination of Service as a Director. In the event that your service as a director of the Company ceases for any reason, this Option shall expire and become void as to all unexercised Option Shares at 4:00 p.m. (Minneapolis time) on the first anniversary date of the date your service as a director ends, unless the Expiration Date precedes this anniversary date. Your service as a director ceases on the earliest of the following: (i) death; (ii) resignation;
(iii) removal by the Shareholders; (iv) disqualification; or (v) the date your successor is elected and qualifies. Until the forgoing early termination date, the Vesting Schedule shall continue to apply.

3.3 Change of Control Transaction. For purposes of this Section 3.3, the term "Change of Control Transaction" shall have the meaning set forth in Section 2. of the Plan. Upon the occurrence of a Change of Control Transaction, the Vesting Schedule shall no longer apply and this Option shall automatically and immediately become exercisable in full. The Committee in its discretion may make further adjustments or modifications to the Option pursuant to Section 15.4. of the Plan.

4.       HOW OPTION MAY BE EXERCISED.
         ---------------------------

4.1 Notice. If exercisable, this Option may be exercised in whole or in part (but in increments of at least 100 Option Shares) from time to time by a written notice signed by you, or your legal representative, and delivered to the Company in person or by mailing it, postage prepaid, certified or registered mail, return receipt requested, or via nationally recognized overnight courier, to its principal executive office in New Hope, Minnesota (Attention: Controller), signifying your election to exercise this Option. The notice must identify this Option, state the number of Option Shares you are electing to purchase, and contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission). The Option Exercise Notice attached hereto as Exhibit A may be used for this purpose. The notice must be accompanied by payment in full pursuant to
Section 5. below of the aggregate Exercise Price for the Option Shares being purchased.

4.2 Proof of Representation. If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this Option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this Option.

4.3 Issuance of Shares. Certificates evidencing ownership of the shares of Common Stock purchased upon any exercise of this Option will be issued as soon as practicable. If permitted by law and the rules of the applicable stock exchange, the issuance of shares may be effected on a noncertificated basis. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the


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issuance or sale of such shares or the listing of such shares on said exchange.
The Company may cause each certificate evidencing the purchased Common Stock to be endorsed with one or more legends setting forth the restrictions on transfer of such Common Stock. Until the issuance of the Option Shares pursuant to this Agreement and the Plan, you, or such other person as may be entitled to exercise this option, shall have none of the rights of a shareholder with respect to the Option Shares.

4.4 Tax Consequences. You acknowledge that there are tax consequences that may be adverse to you upon the exercise of this Option and/or the disposition of Option Shares and that you should consult a tax adviser prior to such exercise or disposition. The Company makes no representations with respect to tax consequences.

5.       PAYMENT FOR OPTION SHARES.
         -------------------------

5.1 How Paid. At the time of exercise, you must deliver consideration to the Company equal to the product of the Exercise Price and the number of Option Shares being purchased. Forms of payment acceptable to the Company are: (i) cash; (ii) a personal check or a certified or bank cashier's check, payable to the order of the Company; (iii) the tender of shares of Common Stock already owned by you, provided that such shares were held for the minimum period required by applicable accounting rules to avoid a charge to the Company's earnings or were not acquired from the Company as compensation; (iv) a properly executed "same day sale" commitment between you and a broker/dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby you irrevocably instruct the NASD Dealer to deliver promptly to the Company the aggregate amount of sale or loan proceeds sufficient to pay the aggregate Exercise Price in accordance with the regulations of the Federal Reserve Board; and (v) any combination of the foregoing.

5.2 Payment by Tendering Shares. If paying all or a portion of the aggregate Exercise Price by tendering previously owned shares, you may satisfy such delivery by presenting proof of beneficial ownership of such shares rather than physical delivery. The Company will accept such delivery by attestation as payment and deduct the same number of shares from the number of Option Shares issued pursuant to the exercise. Any previously owned shares used for payment will be valued at Fair Market Value, as defined in Section 2. of the Plan, as of the day of exercise.

6.       TRANSFERABILITY OF OPTION.
         -------------------------

         You may not sell, assign, pledge (as loan collateral or otherwise), encumber (by operation of law or otherwise), or transfer this Option in any manner, other than by will or the applicable laws of descent or distribution. During your lifetime, this Option is exercisable only by you or a legal representative. Any attempt to transfer or encumber this Option or the Option Shares shall be null and void and shall void this Option.

7.       THIS OPTION SUBJECT TO PLAN.
         ----------------------------

This Option and the Option Shares granted and issued pursuant to this Agreement have been granted and issued under, and are subject to the terms of, the Plan. The terms of the Plan are incorporated by reference herein in their entirety, and, by execution hereof, you acknowledge having reviewed a copy of the Plan. The provisions of this Agreement shall be interpreted so as to be consistent with the Plan, and any ambiguities herein shall be interpreted by reference to the Plan. In the event that any provision hereof is inconsistent with the terms of the Plan, the terms of


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the Plan shall prevail. You acknowledge and agree that in the event of any question or controversy relating to the terms of the Plan or this Agreement, the decision of the Committee administering the Plan shall be conclusive and final. A copy of the Plan is contained in the Company's Proxy Statement for the September 13, 2004 Annual Meeting, has been filed with the Securities and Exchange Commission and is available from the Company, attention Human Resources.

8.       MISCELLANEOUS.
         -------------

8.1 Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

8.2 Governing Law. This Agreement and all rights and obligations hereunder shall be construed in accordance with the Plan and governed by the laws of the State of Minnesota. The parties agree that any action relating to this Agreement may be brought in the state or federal courts located in Hennepin County, Minnesota and the parties hereby consent to the jurisdiction of such courts.

8.3 Entire Agreement. This agreement and the Plan set forth the entire agreement and understanding of the parties hereto with respect to the grant and exercise of this Option and the administration of the Plan and supersede all prior agreements, arrangements, plans and understandings relating to the grant and exercise of this Option and the administration of the Plan.

8.4 Amendment and Waiver. This Agreement may be amended, waived, modified or canceled by the Committee at any time, provided that all such amendments, waivers, modifications or cancellations shall comply with and not be prohibited by the provisions of the Plan, and any amendment, waiver, modification or cancellation that has a material adverse affect on your rights under this Agreement shall be with your consent in a written instrument executed by you and the Company.

Agreed and accepted as of the Grant Date:


NAVARRE CORPORATION                               OPTIONEE



By
    -----------------------------                 ------------------------------

Its
    -----------------------------


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                                                                       EXHIBIT A


                               NAVARRE CORPORATION
                      DIRECTOR STOCK OPTION EXERCISE NOTICE

Date:  _______________________

Kathy Conlin
Navarre Corporation
7400 49th Avenue North
New Hope, MN  55428


     1. EXERCISE OF OPTION. Effective as of this date, the undersigned ("Optionee") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Navarre Corporation (the "Company") under and pursuant to the Navarre Corporation 2004 Stock Plan (the "Plan") and Director Stock Option Agreement # _____, dated __________________ (the "Option Agreement"). The aggregate purchase price for the Shares shall be $______________, as required by the Option Agreement.

     2. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full purchase price for the Shares in the following form:

         ____     Check in the amount of $___________;

         ____ ____________ shares of previously acquired shares having a value equal to the exercise price (if these shares were issued upon exercise of an stock option they must have been held for at least six months);

         ____ Affidavit attesting to ownership of ____________ shares of previously acquired shares having a value equal to the exercise price (if these shares were issued upon exercise of an stock option they must have been held for at least six months); or

         ____ Broker Exercise Notice (shares will not be delivered to broker until payment is received from broker). Please fill in your broker information on the last page.

         ____   Equity Swap of Shares.  Please fill in your broker information on the last page.

     3. ACKNOWLEDGEMENT BY OPTIONEE. In connection with the option exercise, Optionee acknowledges the following:

         i. Optionee has received, read and understood the Plan, the Option Agreement, and the Company's "Procedures and Guidelines Governing Insider Trading and Reporting" updated as of January 2005 (the "Insider Trading Policy") and agrees to abide by and be bound by their terms and conditions.

         ii. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.



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         iii.     Section 16(b) Compliance.

                  It is the Optionee's legal obligation to ensure that a Form 4 reporting this exercise is filed before the end of the second business day following the day on which the exercise is executed. If Optionee or any member of Optionee's family has purchased any Shares of the Company on the open market in the past six months, or if Optionee or any member of Optionee's family intends to purchase any shares of the Company stock in the next six months, there may be a Section 16(b) short-swing profit trading problem if Optionee intends to sell the shares purchased pursuant to the option in the near future. For further information, please contact the Company's general counsel.

         6.       CERTIFICATION.  The following certification is hereby made by
         Optionee:


I hereby certify that, in accordance with the Plan, the Option Agreement, and the Insider Trading Policy, the proposed exercise of options listed above will not include or lead to the trading of securities of the Company: (i) while I am in possession of any "material non-public information" concerning the Company (as defined in the Insider Trading Policy); (ii) during any applicable blackout;
(iii) outside of any applicable trading window; or (iv) in violation of the trading restrictions of Section 16 of the Securities Exchange Act of 1934 or Rule 144 under the Securities Act of 1933. I understand that if I trade while possessing such information or in violation of such trading restrictions, I may be subject to severe civil and/or criminal penalties, and may be subject to discipline by the Company up to and including termination for cause.

Submitted by:                              Accepted by:

OPTIONEE:                                  NAVARRE CORPORATION


                                           By:
------------------------------------           ---------------------------------
Signature

                                           Its:
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Print Name


Social Security Number

Address:

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If using the "Broker Exercise Notice" -- please fill in your broker information:

Name                                          Phone
       -----------------------------                  --------------------------

Address
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        ----------------------------